SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): April 12, 2000

                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                          000-19367                       75-2296149
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                              15305 DALLAS PARKWAY
                                ADDISON, TX 75001

               (Address of principal executive offices) (zip code)

                                 (972) 364-2000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

          On April 12, 2000, AmeriServe Food Distribution, Inc. announced that it will end distribution services to the Burger King system by July 2000. Service to Burger King restaurants represented approximately $2.2 billion in annual revenue to AmeriServe. AmeriServe's current Debtor-in-Possession financing is not affected by the discontinuation of service.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial statements of businesses acquired.

        Not Applicable

(b)     Pro forma financial information.

        Not Applicable

(c)     Exhibits.

        Exhibit 99.4  --  Press Release dated April 12, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        AMERISERVE FOOD DISTRIBUTION, INC.


                                             By: /s/ Kevin J. Rogan
                                                --------------------------------
                                                Name:  Kevin J. Rogan
                                                Title: Senior Vice President,
                                                       General Counsel and
                                                       Secretary

Date:  April 12, 2000